UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-07261

CREDIT SUISSE TRUST

(Exact Name of Registrant as Specified in Charter)

Eleven Madison Avenue, New York, New York 10010

(Address of Principal Executive Offices) (Zip Code)

Omar Tariq

Credit Suisse Trust

Eleven Madison Avenue

New York, New York 10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: December 31st

Date of reporting period: January 1, 2023 to December 31, 2023

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

December 31, 2023

◼  CREDIT SUISSE TRUST
COMMODITY RETURN STRATEGY PORTFOLIO

The Portfolio's investment objective, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Portfolio, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Portfolio is advised by Credit Suisse Asset Management, LLC.

Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report
December 31, 2023 (unaudited)

December 31, 2023

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") for the 12 months ended December 31, 2023.

Performance Summary
01/01/23 – 12/31/23

Fund & Benchmark
Class 1[1]	-9.12%
Class 2[1]	-8.90%
Bloomberg Commodity Index Total Return [2]	-7.91%

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Bloomberg Commodity Index Total Return (the "Benchmark") is a broadly diversified futures index currently composed of futures contracts on 24 physical commodities. The Benchmark does not have transaction costs and investors may not invest directly in the Benchmark.

Market and Strategy Review:

Commodities decreased for the 12 months ended December 31, 2023 (the "Period"). The Benchmark declined -7.91%, with 15 out of 24 index constituents posting losses.

For the Period, the Portfolio underperformed the Benchmark's gross and net of fees and fund expenses. Commodity strategies and underlying cash management detracted from relative performance. The Portfolio held derivatives linked to futures contracts that expire on different dates than those held within the Benchmark; this forward curve positioning in the Agriculture and Livestock sectors detracted from Benchmark-relative performance, while positioning within the Energy, Precious Metals, and Industrial Metals sectors contributed to returns, gross of fees.

The Energy sector reported the largest drop of -21.64% for the Period. Natural Gas slipped -65.31% due to a historically mild 2022-2023 winter in the US and Europe, despite initial fears that the Russia-Ukraine conflict and subsequent loss of Russia natural gas supply to Europe could result in gas shortages for the winter. Furthermore, a major US Liquefied Natural Gas export facility experienced delays in reopening after an explosion took it offline in the summer of 2022. This significantly reduced demand for natural gas in the US until the facility's return to full operations in March 2023.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2023 (unaudited)

Industrial Metals were down -9.15% for the Period, driven by Nickel, which fell -44.40%. In particular, Chinese stainless steel prices decreased in the first quarter of 2023, reducing demand for nickel, a key input for stainless steel production. This was followed by reports of weaker-than-expected economic activity in China through the remainder of the Period, particularly in the property and industrial sectors, heightening demand concerns for base metals like nickel. Rising nickel inventories reached 2023 highs by November, underscoring the weaker-than-expected demand and weighing on prices.

With mixed performance from its constituents, Agriculture declined -4.44% for the Period. Negative performance came from Wheat, down -26.45%, and Kansas City Wheat, down -23.61%. Wheat prices were lower to start the year amid ample global supplies but rose to start the third quarter following the termination of an agreement between Russia and Ukraine that facilitated grain exports through the Black Sea. However, Ukrainian exports ultimately found alternate routes into international markets which, combined with the offering of large Russian wheat inventories at below-market prices after two years of bumper harvests, led to larger-than-expected supplies and reduced export demand for US crops. As a result, Wheat ultimately ended the year lower. This was counterbalanced by Coffee, which gained 25.11%. Towards the end of the Period, Coffee prices strengthened when inconsistent rains in Arabica coffee-producing regions of Brazil near the end of the quarter and persistently tight inventories, as tracked by Intercontinental Exchange (ICE) warehouses, reduced expectations for near-term supplies.

Livestock slipped -1.92% for the Period, led by a -21.94% decrease in Lean Hogs. Much of this occurred during the first quarter of 2023, as US winter storms in late December 2022 delayed some pork production in January 2023, resulting in heavier hog weights and increased short-term supplies of pork. At the same time, a new wave of African swine fever in China raised concerns that farmers would rush hogs for early processing to avoid herd infection, increasing short term supplies.

The one sector to report positive performance during the Period was Precious Metals. Precious Metals climbed 9.64%, with Gold up 12.82% for the Period. Moderating US inflation data reduced expectations of interest rate hikes, lowering the opportunity cost of holding precious metals. Prices were pushed up further by the failure of two mid-size US banks in March 2023, increasing demand for risk hedges and further reducing yields in the market. This weakened the US Dollar, enhancing the relative attractiveness of gold and silver as alternate stores of wealth.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2023 (unaudited)

Outlook:

In 2024, commodity demand forecasts will likely be dependent on global economic growth projections as central banks attempt to loosen restrictive monetary policy as inflation trends lower. A key question is if this can be done without re-stimulating inflation — which could be accompanied by higher commodity prices — or causing an unwanted economic slowdown and constraining commodity demand. Geopolitical concerns surrounding wars in Ukraine and the Middle East could also impact commodity prices, particularly in petroleum and grains. In addition to potential production disruptions, shipping impediments from sanctions and attacks on key transportation waterways could push commodity prices higher.

In the short-term, weather may be unlikely to be a driving force for commodity returns. Weather in the first quarter of the year often creates high volatility in heating fuel prices, particularly in Natural Gas, but also in diesel (heating oil) fuel. However, with warmer-than-average realized and forecasted temperatures in the Northern Hemisphere so far this winter, it appears less likely that even an unseasonably cold end to winter would cause significant increases in heating-related prices. Looking forward, as the next few months progress, the focus may begin to shift to weather that could affect grain and oilseed crops in both North and South America.

The Credit Suisse Commodities Management Team

Christopher Burton
Scott Ikuss

This Portfolio is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Portfolio's investment in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of derivatives such as commodity-linked structured notes, swaps and futures entails substantial risks, including risk of loss of a significant portion of their principal value, commodity exposure risk, correlation risk, credit risk, derivatives risk, exposure risk, fixed income risk, focus risk, futures contract risk, illiquidity risk, interest rate risk, leveraging risk, market risk, portfolio turnover risk, structured note risk, subsidiary risk, swap agreements risk, tax risk, and U.S. government securities risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2023 (unaudited)

cost. At any time, the risk of loss of any individual security held by the Portfolio could be significantly higher than 50% of the security's value. For a detailed discussion of these and other risks, please refer to the Portfolio's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

The views of the Portfolio's management are as of the date of this letter and the Portfolio holdings described in this document are as of December 31, 2023; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2023 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Commodity Return Strategy Portfolio1 Class 1
Shares, Class 2 Shares2 and the Bloomberg Commodity Index

Total Return3 For Ten Years

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. The Portfolio entered into a written contract to limit expenses to 1.05% for Class 1 shares and 0.80% for Class 2 shares of the Portfolio's average daily net assets through at least May 1, 2025.

2  Return represents performance from May 1, 2020 (inception date of Class 2) to December 31, 2023.

3  The Bloomberg Commodity Index Total Return is composed of futures contracts on 24 physical commodities. The Benchmark does not have transaction costs and investors may not invest directly in the Benchmark.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2023 (unaudited)

Average Annual Returns as of December 31, 20231

	1 Year	5 Years	10 Years or Inception
Class 1	(9.12)%	7.23%	(1.21)%
Class 2[2]	(8.90)%	—	16.48%

Returns represent past performance and include change in share price and reinvestment of dividends, capital gains, and return of capital distributions, if any. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance information current to the most recent month end is available at www.credit-suisse.com/us/funds.

The annualized gross expense ratio is 1.04% for Class 1 shares and 0.78% for Class 2 shares. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.04% for Class 1 shares and 0.78% for Class 2 shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. The Portfolio entered into a written contract to limit expenses to 1.05% for Class 1 shares and 0.80% for Class 2 shares of the Portfolio's average daily net assets through at least May 1, 2025.

2  Class 2's commencement date was May 1, 2020.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2023 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six months ended December 31, 2023.

The table illustrates your Portfolio's expenses in two ways:

•  Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line.

•  Hypothetical 5% Portfolio Return. This helps you to compare the Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2023 (unaudited)

Expenses and Value for a $1,000 Investment
for the six-month period ended December 31, 2023

Actual Portfolio Return	Class 1	Class 2
Beginning Account Value 07/01/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$996.60	$997.80
Expenses Paid per $1,000*	$5.28	$3.98
Hypothetical 5% Portfolio Return
Beginning Account Value 07/01/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,019.91	$1,021.22
Expenses Paid per $1,000*	$5.35	$4.02
	Class 1	Class 2
Annualized Expense Ratios*	1.05%	0.79%

*  Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the reporting period, multiplied by 184/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or actual expense reimbursements, if applicable. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's Prospectus.

Portfolio Breakdown**

Commodity Indexed Structured Notes	7.6%
United States Agency Obligations	28.4
United States Treasury Obligations	63.1
Short-term Investments	0.9
Total	100.0%

**  Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments
December 31, 2023

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
COMMODITY INDEXED STRUCTURED NOTES (7.6%)
$22,000	Bank of Montreal, Commodity Index Linked Senior Unsecured Notes, 144A, SOFR(1),(2),(3)	(A+, Aa2)	06/27/25	5.400	$23,416,284
21,000	Royal Bank of Canada, Commodity Index Linked Senior Unsecured Notes, Rule 144A, FEDL01(1),(2),(3)	(AA-, Aa1)	06/17/24	5.330	19,221,242
TOTAL COMMODITY INDEXED STRUCTURED NOTES (Cost $43,000,000)					42,637,526
UNITED STATES AGENCY OBLIGATIONS (28.1%)
7,400	Federal Farm Credit Banks Funding Corp., SOFR + 0.040%(4)	(AA+, Aaa)	02/05/24	5.440	7,400,163
2,600	Federal Farm Credit Banks Funding Corp., SOFR + 0.040%(4)	(AA+, Aaa)	05/15/24	5.440	2,600,290
8,500	Federal Farm Credit Banks Funding Corp., SOFR + 0.080%(4)	(AA+, Aaa)	05/24/24	5.480	8,502,390
10,000	Federal Farm Credit Banks Funding Corp., SOFR + 0.075%(4)	(AA+, Aaa)	08/09/24	5.475	10,003,481
9,600	Federal Farm Credit Banks Funding Corp., SOFR + 0.130%(4)	(AA+, Aaa)	01/28/25	5.530	9,606,659
5,000	Federal Farm Credit Banks Funding Corp., SOFR + 0.155%(4)	(AA+, Aaa)	05/02/25	5.555	5,005,271
4,600	Federal Farm Credit Banks Funding Corp., SOFR + 0.160%(4)	(AA+, Aaa)	10/27/25	5.560	4,602,295
5,900	Federal Home Loan Bank Discount Notes(1)	(AA+, Aaa)	02/02/24	4.697	5,869,828
3,700	Federal Home Loan Banks	(AA+, Aaa)	02/28/24	2.125	3,682,148
14,600	Federal Home Loan Banks, SOFR + 0.140%(4)	(AA+, Aaa)	04/21/25	5.540	14,603,926
6,700	Federal Home Loan Banks, SOFR + 0.160%(4)	(AA+, Aaa)	07/10/25	5.560	6,703,836
17,000	Federal Home Loan Banks, SOFR + 0.145%(4)	(AA+, Aaa)	12/26/25	5.545	17,016,177
2,000	Federal Home Loan Banks	(AA+, Aaa)	02/26/26	0.620	1,848,247
6,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	05/24/24	0.400	5,886,076
7,643	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	06/18/24	0.430	7,472,199
6,200	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	08/28/25	4.200	6,137,091
8,700	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	01/27/26	5.150	8,681,842
2,300	Federal National Mortgage Association	(AA+, Aaa)	06/14/24	0.375	2,250,733
13,000	Federal National Mortgage Association	(AA+, Aaa)	08/28/24	3.875	12,905,960
5,000	Federal National Mortgage Association	(AA+, Aaa)	02/07/25	5.060	5,003,217
6,000	Federal National Mortgage Association	(AA+, Aaa)	04/22/25	0.625	5,706,305
7,500	Federal National Mortgage Association	(AA+, Aaa)	06/17/25	0.500	7,079,519
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $159,907,858)					158,567,653

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2023

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES TREASURY OBLIGATIONS (62.4%)
$11,300	U.S. Treasury Bills(1)	(AA+, Aaa)	01/11/24	5.262	$11,284,369
8,600	U.S. Treasury Bills(1)	(AA+, Aaa)	07/11/24	5.127	8,384,067
34,100	U.S. Treasury Floating Rate Notes, 3 mo. Treasury money market yield - 0.015%(4)	(AA+, Aaa)	01/31/24	5.316	34,097,156
43,200	U.S. Treasury Floating Rate Notes, 3 mo. Treasury money market yield - 0.075%(4),(5),(6)	(AA+, Aaa)	04/30/24	5.256	43,176,135
29,000	U.S. Treasury Floating Rate Notes, 3 mo. Treasury money market yield + 0.037%(4),(6)	(AA+, Aaa)	07/31/24	5.368	28,982,738
16,000	U.S. Treasury Floating Rate Notes, 3 mo. Treasury money market yield + 0.140%(4),(6)	(AA+, Aaa)	10/31/24	5.471	15,995,655
46,200	U.S. Treasury Floating Rate Notes, 3 mo. Treasury money market yield + 0.200%(4)	(AA+, Aaa)	01/31/25	5.531	46,202,188
47,000	U.S. Treasury Floating Rate Notes, 3 mo. Treasury money market yield + 0.169%(4)	(AA+, Aaa)	04/30/25	5.500	46,982,459
37,100	U.S. Treasury Floating Rate Notes, 3 mo. Treasury money market yield + 0.125%(4),(5)	(AA+, Aaa)	07/31/25	5.456	37,052,664
33,000	U.S. Treasury Floating Rate Notes, 3 mo. Treasury money market yield + 0.170%(4)	(AA+, Aaa)	10/31/25	5.486	32,957,713
9,900	U.S. Treasury Notes	(AA+, Aaa)	08/31/24	3.250	9,783,138
13,500	U.S. Treasury Notes	(AA+, Aaa)	02/28/25	4.625	13,495,518
6,700	U.S. Treasury Notes	(AA+, Aaa)	07/31/25	4.750	6,732,322
600	U.S. Treasury Notes	(AA+, Aaa)	11/15/25	4.500	602,191
7,100	U.S. Treasury Notes	(AA+, Aaa)	02/15/26	4.000	7,070,324
9,800	U.S. Treasury Notes	(AA+, Aaa)	08/15/26	4.375	9,871,012
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $352,631,812)					352,669,649
Shares
SHORT-TERM INVESTMENTS (0.8%)
4,778,418	State Street Institutional U.S. Government Money Market Fund — Premier Class, 5.32% (Cost $4,778,418)				4,778,418
TOTAL INVESTMENTS AT VALUE (98.9%) (Cost $560,318,088)					558,653,246
OTHER ASSETS IN EXCESS OF LIABILITIES (1.1%)					6,245,045
NET ASSETS (100.0%)					$564,898,291

†  Credit ratings given by the S&P Global Ratings Division of S&P Global Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2023

(1)  Securities are zero coupon. Rate presented is cost yield as of December 31, 2023.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, these securities amounted to a value of $42,637,526 or 7.5% of net assets.

(3)  Return on security is linked to the Bloomberg Commodity Index Total Return. The Bloomberg Commodity Index Total Return is composed of futures contracts on 24 physical commodities.

(4)  Variable rate obligation — The interest rate shown is the rate in effect as of December 31, 2023. The rate may be subject to a cap and floor.

(5)  At December 31, 2023, $5,842,937 in the value of these securities has been pledged as collateral for open swap contracts.

(6)  At December 31, 2023, $28,085,407 in the value of these securities has been pledged to cover initial margin requirements for open futures contracts.

INVESTMENT ABBREVIATIONS

3 mo. = 3 month

FEDL01 = Federal Funds Rate

SOFR = Secured Overnight Financing Rate

Futures Contracts

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Purchase
Agriculture
Coffee "C" Futures	USD	May 2024	92	$6,423,900	$509,257
Corn Futures	USD	Jul 2024	318	7,854,600	(178,540)
Cotton No. 2 Futures	USD	Mar 2024	6	243,000	4,758
Cotton No. 2 Futures	USD	May 2024	66	2,710,950	(31,472)
Soybean Futures	USD	Mar 2024	147	9,540,300	(216,347)
Soybean Meal Futures	USD	Mar 2024	9	347,400	(8,714)
Soybean Meal Futures	USD	May 2024	133	5,117,840	(514,685)
Soybean Oil Futures	USD	Mar 2024	19	549,252	(22,845)
Soybean Oil Futures	USD	May 2024	21	611,982	(29,094)
Soybean Oil Futures	USD	Dec 2024	124	3,558,552	(116,908)
Sugar No. 11 Futures	USD	Mar 2024	228	5,255,309	(40,265)
Wheat (KC HRW) Futures	USD	Mar 2024	2	64,200	(3,197)
Wheat (KC HRW) Futures	USD	May 2024	82	2,640,400	(71,148)
Wheat Futures	USD	Mar 2024	3	94,200	2,920
Wheat Futures	USD	May 2024	139	4,444,525	41,301
					$(674,979)

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2023

Futures Contracts (continued)

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Energy
Brent Crude Oil Futures	USD	Jan 2024	178	$13,713,120	$(544,873)
Gasoline RBOB Futures	USD	Mar 2024	45	4,017,762	(33,814)
Light Sweet Crude Oil Futures	USD	Mar 2024	203	14,583,520	(394,285)
Low Sulphur Gasoil Futures	USD	Mar 2024	64	4,702,400	40,094
Natural Gas Futures	USD	Mar 2024	457	10,634,390	441,496
NY Harbor ULSD Futures	USD	Mar 2024	34	3,563,145	(477,442)
					$(968,824)
Industrial Metals
LME Lead Futures	USD	Mar 2024	34	1,761,625	$(64,034)
LME Nickel Futures	USD	Mar 2024	35	3,484,530	(463,903)
LME Primary Aluminum Futures	USD	Mar 2024	150	8,928,750	430,559
LME Zinc Futures	USD	Mar 2024	80	5,327,000	288,331
					$190,953
Livestock
Lean Hogs Futures	USD	Feb 2024	108	2,936,520	$(323,444)
Live Cattle Futures	USD	Feb 2024	27	1,819,800	(131,729)
Live Cattle Futures	USD	Apr 2024	73	5,029,700	(181,198)
					$(636,371)
Precious Metals
Copper Futures	USD	Mar 2024	3	291,788	$(2,332)
Copper Futures	USD	May 2024	101	9,868,962	267,305
Gold 100 oz. Futures	USD	Apr 2024	155	32,422,900	566,164
Silver Futures	USD	May 2024	76	9,241,980	(85,802)
					$745,335
Contracts to Sell
Industrial Metals
LME Nickel Futures	USD	Mar 2024	(3)	(298,674)	$40,513
LME Primary Aluminum Futures	USD	Mar 2024	(10)	(595,250)	(27,159)
LME Zinc Futures	USD	Mar 2024	(5)	(332,937)	(27,478)
					$(14,124)
Total Net Unrealized Appreciation (Depreciation)					$(1,358,010)

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2023

Commodity Index Swap Contracts

Currency	Notional Amount	Expiration Date	Counterparty	Receive Return of the Reference Index	Pay	Payment Frequency	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
USD	$20,470,907	01/19/24	Bank of America	Bloomberg Commodity Index Total Return	5.37%	At Maturity	$—	$(96,360)
USD	71,368,666	01/19/24	Macquarie Bank Ltd.	Bloomberg Commodity Index Total Return	5.35%	At Maturity	—	(335,512)
USD	38,238,857	01/19/24	Macquarie Bank Ltd.	Macquarie Commodity Customized Product 112T Index(a)	5.52%	At Maturity	—	(110,086)
USD	41,507,465	01/19/24	Societe Generale	Bloomberg Commodity Index 2 Month Forward Total Return	5.40%	At Maturity	—	(205,910)
USD	34,289,943	01/19/24	Societe Generale	Societe Generale P04 TR Index(b)	5.52%	At Maturity	—	(113,183)
USD	51,224,245	01/19/24	Societe Generale	Bloomberg Commodity Index Total Return	5.37%	At Maturity	—	(241,120)
							$—	$(1,102,171)

(a)  The 112T Index seeks to provide exposure to a diversified group of commodities, inclusive of energy, livestock and meat, agricultural and metals. The Portfolio has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

Commodity Name	Weight	Quantity(1)	12/31/23 Value(1)
CBOT Bean Oil MAR 24 Futures	2.73%	36.07	$1,042,688
CBOT Corn MAR 24 Futures	4.36%	70.67	1,665,245
NYMEX WTI Crude Oil MAR 24 Futures	8.09%	43.01	3,089,869
NYBOT Cotton MAR 24 Futures	1.65%	15.56	630,196
COMEX Gold APR 24 Futures	17.84%	32.57	6,813,754
COMEX High Grade Copper JUL 24 Futures	5.60%	21.79	2,138,846
NYMEX Heating Oil MAR 24 Futures	1.92%	7.00	733,319
NYBOT Coffee MAY 24 Futures	3.75%	20.51	1,432,263
KCBOT Kansas Wheat MAY 24 Futures	1.46%	17.32	557,628
CME Live Cattle APR 24 Futures	3.90%	21.62	1,489,554

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2023

Commodity Name	Weight	Quantity(1)	12/31/23 Value(1)
ICE Brent Crude Oil MAR 24 Futures	7.60%	37.68	$2,902,720
ICE Gas Oil MAY 24 Futures	2.54%	13.42	970,120
CME Lean Hogs FEB 24 Futures	1.51%	21.21	576,725
LME Aluminium JUN 24 Futures	4.47%	28.17	1,707,258
LME Nickel JUN 24 Futures	1.75%	6.61	668,390
LME Lead JUN 24 Futures	0.95%	7.00	362,840
LME Zinc MAR 24 Futures	2.70%	15.49	1,031,230
NYMEX Nat Gas MAR 24 Futures	5.85%	96.02	2,234,331
NYMEX Unleaded Gasoline MAR 24 Futures	2.18%	9.33	832,622
CBOT Soybeans MAR 24 Futures	5.53%	32.54	2,112,111
NYBOT Sugar MAY 24 Futures	3.14%	52.44	1,199,282
COMEX Silver MAR 24 Futures	4.83%	15.32	1,844,755
CBOT Soy Meal MAY 24 Futures	3.14%	31.17	1,199,282
CBOT Wheat MAR 24 Futures	2.51%	30.53	958,662

(1)  Amounts represent quantity and value of index components as they relate specifically to the Portfolio's swap position as of December 31, 2023.

(b)  The P04 TR Index seeks to provide exposure to a diversified group of commodities, inclusive of energy, livestock and meat, agricultural and metals. The Portfolio has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

Commodity Name	Weight	Quantity(1)	12/31/23 Value(1)
CBOT Bean Oil MAR 24 Futures	2.75%	32.57	$941,462
CBOT Corn MAR 24 Futures	4.38%	63.64	1,499,492
NYMEX WTI Crude Oil MAR 24 Futures	8.05%	38.36	2,755,915
ICE Brent Crude Oil MAR 24 Futures	7.57%	33.64	2,591,587
NYBOT Cotton MAY 24 Futures	1.64%	13.67	561,454
COMEX Gold APR 24 Futures	17.64%	28.87	6,039,049
COMEX High Grade Copper JUL 24 Futures	5.59%	19.49	1,913,735
NYMEX Heating Oil MAY 24 Futures	1.93%	6.50	660,735
NYBOT Coffee MAY 24 Futures	3.73%	18.29	1,276,965
KCBOT Kansas Wheat MAY 24 Futures	1.48%	15.74	506,678
LME Aluminium JUN 24 Futures	4.53%	25.59	1,550,844
CME Live Cattle APR 24 Futures	3.92%	19.48	1,342,011
CME Lean Hogs FEB 24 Futures	1.61%	20.27	551,183
LME Lead JUN 24 Futures	0.95%	6.27	325,232
LME Nickel JUN 24 Futures	1.76%	5.96	602,536
LME Zinc JUN 24 Futures	2.74%	14.04	938,038
NYMEX Nat Gas MAR 24 Futures	5.84%	85.92	1,999,322
ICE Gas Oil MAY 24 Futures	2.55%	12.08	872,992

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2023

Commodity Name	Weight	Quantity(1)	12/31/23 Value(1)
CBOT Soybeans MAY 24 Futures	5.50%	28.81	$1,882,924
NYBOT Sugar JUL 24 Futures	3.18%	47.63	1,088,672
COMEX Silver JUL 24 Futures	4.78%	13.33	1,636,432
CBOT Soy Meal MAY 24 Futures	3.13%	27.85	1,071,555
CBOT Wheat MAY 24 Futures	2.56%	27.41	876,415
NYMEX Unleaded Gasoline MAR 24 Futures	2.19%	8.40	749,746

(1)  Amounts represent quantity and value of index components as they relate specifically to the Portfolio's swap position as of December 31, 2023.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statement of Assets and Liabilities
December 31, 2023

Assets
Investments at value (Cost $560,318,088) (Note 2)	$558,653,246
Cash	155
Cash segregated at brokers for swap contracts	4,463,268
Interest receivable	5,423,627
Variation margin receivable on futures contracts (Note 2)	1,021,921
Receivable for Portfolio shares sold	181,709
Prepaid expenses and other assets	15,096
Total assets	569,759,022
Liabilities
Investment advisory fee payable (Note 3)	856,569
Administrative services fee payable (Note 3)	28,822
Shareholder servicing/Distribution fee payable (Note 3)	18,719
Due to brokers for futures contracts	2,477,603
Unrealized depreciation on open swap contracts (Note 2)	1,102,171
Payable for Portfolio shares redeemed	77,256
Accrued expenses	299,591
Total liabilities	4,860,731
Net Assets
Capital stock, $.001 par value (Note 6)	31,809
Paid-in capital (Note 6)	586,438,532
Total distributable earnings (loss)	(21,572,050)
Net assets	$564,898,291
Class 1 Shares
Net assets	$28,074,987
Shares outstanding	1,588,892
Net asset value, offering price and redemption price per share	$17.67
Class 2 Shares
Net assets	$536,823,304
Shares outstanding	30,220,073
Net asset value and offering price per share	$17.76

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statement of Operations
For the Year Ended December 31, 2023

Investment Income
Interest	$27,472,430
Securities lending (net of rebates)	12,774
Total investment income	27,485,204
Expenses
Investment advisory fees (Note 3)	3,431,273
Administrative services fees (Note 3)	107,010
Shareholder servicing/Distribution fees (Note 3)
Class 1	80,918
Transfer agent fees	606,859
Legal fees	82,298
Custodian fees	80,918
Trustees' fees	80,570
Audit and tax fees	71,065
Printing fees	40,994
Commitment fees (Note 4)	33,433
Insurance expense	8,310
Recoupment of previously waived fees (Note 3)	1,314
Miscellaneous expense	15,501
Total expenses	4,640,463
Net investment income	22,844,741
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Swap Contracts
Net realized loss from investments	(23,124,480)
Net realized loss from futures contracts	(20,499,739)
Net realized loss from swap contracts	(48,269,111)
Net change in unrealized appreciation (depreciation) from investments	10,877,961
Net change in unrealized appreciation (depreciation) from futures contracts	(1,222,561)
Net change in unrealized appreciation (depreciation) from swap contracts	5,513,223
Net realized and unrealized loss from investments, futures contracts and swap contracts	(76,724,707)
Net decrease in net assets resulting from operations	$(53,879,966)

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
From Operations
Net investment income	$22,844,741	$6,348,658
Net realized gain (loss) from investments, futures contracts and swap contracts	(91,893,330)	145,306,614
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	15,168,623	(43,720,825)
Net increase (decrease) in net assets resulting from operations	(53,879,966)	107,934,447
From Distributions
From distributable earnings
Class 1	(7,042,674)	(7,067,373)
Class 2	(112,103,410)	(103,984,872)
Net decrease in net assets resulting from distributions	(119,146,084)	(111,052,245)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	50,602,542	46,030,520
Reinvestment of distributions	119,146,084	111,052,245
Net asset value of shares redeemed	(35,605,808)	(164,587,469)
Net increase (decrease) in net assets from capital share transactions	134,142,818	(7,504,704)
Net decrease in net assets	(38,883,232)	(10,622,502)
Net Assets
Beginning of year	603,781,523	614,404,025
End of year	$564,898,291	$603,781,523

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Financial Highlights
(For a Class 1 Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2023	2022	2021[1]	2020[1]	2019[1]
Per share data
Net asset value, beginning of year	$24.42	$24.74	$20.28	$22.02	$20.82
INVESTMENT OPERATIONS
Net investment income (loss)[2]	0.71	0.18	(0.20)	0.00[3]	0.24
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	(2.76)	4.13	5.85	(0.60)	1.14
Total from investment operations	(2.05)	4.31	5.65	(0.60)	1.38
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(4.70)	(4.63)	(1.19)	(1.14)	(0.18)
Return of capital	—	—	—	(0.00)[3]	—
Total dividends and distributions	(4.70)	(4.63)	(1.19)	(1.14)	(0.18)
Net asset value, end of year	$17.67	$24.42	$24.74	$20.28	$22.02
Total return[4]	(9.12)%	16.03%	27.90%	(1.48)%	6.69%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$28,075	$37,182	$30,902	$20,156	$453,138
Ratio of net expenses to average net assets	1.04%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	3.66%	0.70%	(0.85)%	0.13%	1.22%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—%	—%	—%	0.01%	0.00%[5]
Portfolio turnover rate[6]	68%	49%	29%	184%	148%

1  A one for six reverse share split, effective October 15, 2021, has been retroactively applied. See Note 6 in the Notes to Financial Statements.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and include change in share price and reinvestment of all distributions.

5  This amount represents less than 0.01%.

6  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Financial Highlights
(For a Class 2 Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended October 31,			Period from May 1, 2020 (inception date) to
	2023	2022	2021[1]	December 31, 2020[1]
Per share data
Net asset value, beginning of year	$24.53	$24.79	$20.28	$15.78
INVESTMENT OPERATIONS
Net investment income (loss)[2]	0.76	0.25	(0.14)	(0.06)
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	(2.77)	4.14	5.91	4.56
Total from investment operations	(2.01)	4.39	5.77	4.50
LESS DIVIDENDS
Dividends from net investment income	(4.76)	(4.65)	(1.26)	—
Net asset value, end of year	$17.76	$24.53	$24.79	$20.28
Total return[3]	(8.90)%	16.34%	28.46%	28.52%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$536,823	$566,599	$583,502	$469,048
Ratio of net expenses to average net assets	0.78%	0.77%	0.78%	0.80%[4]
Ratio of net investment income (loss) to average net assets	3.94%	0.96%	(0.57)%	(0.32)%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—%	—%	—%	0.01%[4]
Portfolio turnover rate[5]	68%	49%	29%	184%

1  A one for six reverse share split, effective October 15, 2021, has been retroactively applied. See Note 6 in the Notes to Financial Statements.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and include change in share price and reinvestment of all distributions. Total returns for periods less than one year are not annualized.

4  Annualized.

5  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements
December 31, 2023

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which currently offers the Commodity Return Strategy Portfolio (the "Portfolio"). The Portfolio is a non-diversified, open-end management investment company that seeks total return that exceeds the return of its benchmark index, the Bloomberg Commodity Index Total Return (the "Index"). Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

Credit Suisse Asset Management, LLC ("Credit Suisse" or the "Adviser"), the investment adviser to the Portfolio, is registered as an investment adviser with the Securities and Exchange Commission and as a Commodity Pool Operator with the Commodity Futures Trading Commission. The Portfolio intends to gain exposure to commodity derivatives through investing in a wholly-owned subsidiary, Credit Suisse Cayman Commodity Fund II, Ltd. (the "Subsidiary"), organized under the laws of the Cayman Islands. The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is managed by the same portfolio managers that manage the Portfolio and the accompanying financial statements reflect the financial position of the Portfolio and the Subsidiary and the results of operations on a consolidated basis. The consolidated financial statements include portfolio holdings of the Portfolio and the Subsidiary and all intercompany transactions and balances have been eliminated. The Portfolio may invest up to 25% of its total assets in the Subsidiary. As of December 31, 2023, the Portfolio held $72,093,120 in the Subsidiary, representing 12.8% of the Portfolio's consolidated net assets. For the year ended December 31, 2023, the net realized loss on securities and other financial instruments held in the Subsidiary was $68,769,116.

Subsequent references to the Portfolio within the Notes to Consolidated Financial Statements collectively refer to the Portfolio and the Subsidiary, unless the context otherwise requires.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Note 1. Organization (continued)

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. Each class of shares represents an equal pro rata interest in the Portfolio, except the share classes bear different expenses.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its consolidated financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. The Portfolio is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The Board of Trustees (the "Board") is responsible for the Portfolio's valuation process. The Board has delegated the supervision of the daily valuation process to Credit Suisse, who has established a Pricing Committee and a Pricing Group, which, pursuant to the policies adopted by the Board, are responsible for making fair valuation determinations and overseeing the Portfolio's pricing policies. The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Note 2. Significant Accounting Policies (continued)

index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Over the counter derivative financial instruments, such as swap agreements, generally derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Investments in open-ended mutual funds are valued at the net asset value as reported on each business day and under normal circumstances. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser, as the Board's valuation designee (as defined in Rule 2a-5 under the 1940 Act), in accordance with the Adviser's procedures. The Board oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. The Portfolio may utilize a service provided by an independent third party to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Trust to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Adviser to be unreliable, the market price may be determined by the Adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, these securities will be fair valued in good faith by the Pricing Group, in accordance with procedures established by the Adviser.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Note 2. Significant Accounting Policies (continued)

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1  –  quoted prices in active markets for identical investments

•  Level 2  –  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3  –  significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2023 in valuing the Portfolio's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
Commodity Indexed Structured Notes	$—	$42,637,526	$—	$42,637,526
United States Agency Obligations	—	158,567,653	—	158,567,653
United States Treasury Obligations	—	352,669,649	—	352,669,649
Short-term Investments	4,778,418	—	—	4,778,418
	$4,778,418	$553,874,828	$—	$558,653,246
Other Financial Instruments*
Futures Contracts	$2,632,698	$—	$—	$2,632,698
Liabilities
Other Financial Instruments*
Futures Contracts	$3,990,708	$—	$—	$3,990,708
Swap Contracts	—	1,102,171	—	1,102,171
	$3,990,708	$1,102,171	$—	$5,092,879

*  Other financial instruments include unrealized appreciation (depreciation) on futures and swap contracts.

For the year ended December 31, 2023, there were no transfers between Level 2 and Level 3. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Portfolio has adopted a derivatives risk management program pursuant to Rule 18f-4 under the 1940 Act in order to assess and manage the Portfolio's derivatives risk, taking into account the Portfolio's derivatives transactions and how these transactions interact with the Portfolio's other investments. Because the Portfolio engages in derivatives transactions beyond a certain amount in order to pursue its investment objectives and policies, the Portfolio

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Note 2. Significant Accounting Policies (continued)

is required to comply with value at risk ("VaR") based limits on its leverage risk. The Portfolio adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a portfolio disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a portfolio's financial position, financial performance and cash flows. For the year ended December 31, 2023, the Portfolio's derivatives did not qualify for hedge accounting as they are held at fair value.

The following table presents the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at December 31, 2023 and the effect of these derivatives on the Consolidated Statement of Operations for the year ended December 31, 2023.

Primary Underlying Risk	Derivative Assets(1)	Derivative Liabilities(1)	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Commodity price
Futures contracts(2)	$2,632,698	$3,990,708	$(20,499,739)	$(1,222,561)
Total return swap contracts	—	1,102,171	(48,269,111)	5,513,223
	$2,632,698	$5,092,879	$(68,768,850)	$4,290,662

(1)  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

(2)  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported with in the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The notional amount of futures contracts and swap contracts open at December 31, 2023 is reflected in the Consolidated Schedule of Investments. For the year ended December 31, 2023, the Portfolio held average monthly notional values of $197,493,005, $22,004,286 and $293,140,079 in long futures contracts, short futures contracts and swap contracts, respectively.

The Portfolio is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including total return, credit default and interest rate swaps) and foreign exchange contracts entered into by the Portfolio. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio's net assets below a specified threshold over a certain period of time.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Note 2. Significant Accounting Policies (continued)

The following table presents by counterparty the Portfolio's derivative liabilities, net of related collateral pledged by the Portfolio, at December 31, 2023:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities
Bank of America	$96,360	$—	$—	$(96,360)	$—
Macquarie Bank Ltd.	445,598	—	—	(445,598)	—
Societe Generale	560,213	—	(560,213)	—	—
	$1,102,171	$—	$(560,213)	$(541,958)	$—

(a)  Swap contracts are included.

(b)  The actual collateral pledged may be more than the amounts shown.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Portfolio amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL AND OTHER TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify as a regulated investment

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Note 2. Significant Accounting Policies (continued)

company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships ("Qualifying Income"). The Portfolio may invest in structured notes designed to track the performance of the Index. The Portfolio may, through its investment in the Subsidiary, invest in commodity-linked swaps and/or futures contracts.

If the Portfolio is unable to ensure continued qualification as a RIC, the Portfolio may be required to change its investment objective, policies or techniques, or may be liquidated. If the Portfolio fails to qualify as a RIC, the Portfolio will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Portfolio would be subject to the risk of diminished returns.

The Portfolio adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

F) CASH — The Portfolio's uninvested cash balance is held in an interest bearing variable rate demand deposit account at State Street Bank and Trust Company ("SSB"), the Portfolio's custodian.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Note 2. Significant Accounting Policies (continued)

G) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. The Portfolio may use futures contracts to gain exposure to or hedge against changes in commodities. Upon entering into a futures contract, the Portfolio is required to deposit cash and/or pledge U.S. Government securities as initial margin with a Futures Commission Merchant ("FCM"). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses in the Consolidated Statement of Operations until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Futures have minimal counterparty credit risk because futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. The Portfolio's open futures contracts are disclosed in the Consolidated Schedule of Investments. At December 31, 2023, the amount of restricted cash received from brokers related to open futures contracts was $2,477,603.

The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM's proprietary activities. A customer's cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM's segregation requirements. In the event of an FCM's insolvency, recovery may be limited to the Portfolio's pro-rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

H) SWAPS — The Portfolio may enter into commodity index swaps either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Portfolio will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Note 2. Significant Accounting Policies (continued)

the swap contract to comply with the terms of the swap contract. The extent of the Portfolio's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio's exposure to the counterparty. Therefore, the Portfolio considers the creditworthiness of each counterparty as well as the amounts posted by the counterparty pursuant to the master netting agreement to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Portfolio may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. The Portfolio may invest in total return swap contracts for hedging purposes or to seek to increase total return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

The Portfolio records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation from swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses from swap contracts. The Portfolio's open swap contracts are disclosed in the Consolidated Schedule of Investments. At December 31, 2023, the amount of restricted cash held at brokers related to open swap contracts was $4,463,268.

I) COMMODITY INDEXED STRUCTURED NOTES — The Portfolio may invest in structured notes whose value is based on the price movements of the Index. The structured notes are often leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial instrument. The value of these notes will rise and fall in response to changes in the Index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the value of the structured

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Note 2. Significant Accounting Policies (continued)

notes are recorded as unrealized gains and losses in the accompanying financial statements. Payments are recorded as interest income. These notes are subject to prepayment, credit and interest rate risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss. At December 31, 2023, the value of these securities comprised 7.6% of the Portfolio's net assets and resulted in unrealized depreciation of $362,474.

J) SECURITIES LENDING — The initial collateral received by the Portfolio is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio, or excess collateral returned by the Portfolio, on the next business day. Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. As of December 31, 2023, there were no securities on loan.

The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. For the year ended December 31, 2023, total earnings received in connection with securities lending arrangements was $174,310, of which $157,289 was rebated to borrowers (brokers). The Portfolio retained $12,774 in income, and SSB, as lending agent, was paid $4,247.

K) OTHER — The United Kingdom's Financial Conduct Authority (the "FCA"), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. The Secured Overnight Financing Rate, or "SOFR," is a broad measure of the cost of borrowing cash overnight

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Note 2. Significant Accounting Policies (continued)

collateralized by U.S. Treasury securities in the purchase agreement ("repo") market and has been used increasingly on a voluntary basis in new instruments and transactions. On March 15, 2022, the Adjustable Interest Rate Act was signed into law, providing a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act by identifying benchmark rates based on SOFR that replaced LIBOR in different categories of financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of applicable transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Portfolio may have instruments linked to other interbank offered rates that may also cease to be published in the future.

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, including with respect to securities lending, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the consolidated financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio's Consolidated Statement of Assets and Liabilities.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser and co-administrator for the Portfolio. For its investment advisory and administration services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.59% of the Portfolio's average daily net assets. For the year ended December 31, 2023,

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Note 3. Transactions with Affiliates and Related Parties (continued)

investment advisory and administration fees earned by Credit Suisse were $3,431,273. Credit Suisse has contractually agreed to limit expenses so that the Portfolio's annual operating expenses do not exceed 1.05% of the Portfolio's average daily net assets for Class 1 shares and 0.80% of the Portfolio's average daily net assets for Class 2 shares. The Portfolio is authorized to reimburse Credit Suisse for management fees previously waived and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by Credit Suisse and the reimbursement does not cause the applicable class's aggregate expenses, on an annualized basis, to exceed either (i) the applicable expense limitation in effect at the time such fees were waived or such expenses were paid by Credit Suisse or (ii) the applicable expense limitation in effect at the time of such reimbursement. This contract may not be terminated before May 1, 2025. For the year ended December 31, 2023, Credit Suisse recouped $1,314 ($1,314 in Class 1 and $0 in Class 2) of previously waived fees and expense reimbursements.

There are no fee waivers/expense reimbursements available for potential future recoupment by Credit Suisse.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Portfolio's shares. Pursuant to a distribution plan adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act, CSSU receives fees for its distribution services. These fees are calculated at an annual rate of 0.25% of the average daily net assets of the Class 1 shares. For the year ended December 31, 2023, Rule 12b-1 distribution fees with respect to Class 1 shares of the Portfolio were $80,918. The Portfolio has not adopted a Rule 12b-1 plan with respect to the Class 2 shares.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), with SSB in an aggregated amount of $125 million for temporary or emergency purposes under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Federal Funds

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Note 4. Line of Credit (continued)

Effective rate or the Overnight Bank Funding rate plus a spread. At December 31, 2023 and for the year ended December 31, 2023, the Portfolio had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2023, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$43,000,000	$21,497,455	$312,500,303	$337,493,087

Note 6. Capital Share Transactions

The Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $0.001 par value per share. The Portfolio offers Class 1 and Class 2 shares. Transactions in capital shares for each class of the Portfolio were as follows:

	Class 1
	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Value	Shares	Value
Shares sold	239,742	$4,875,567	880,727	$24,174,085
Shares issued in reinvestment of distributions	383,797	7,042,674	267,805	7,067,373
Shares redeemed	(557,332)	(10,745,410)	(874,982)	(22,696,877)
Net increase	66,207	$1,172,831	273,550	$8,544,581
	Class 2
	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Value	Shares	Value
Shares sold	2,341,931	$45,726,975	824,408	$21,856,435
Shares issued in reinvestment of distributions	6,089,267	112,103,410	3,929,889	103,984,872
Shares redeemed	(1,308,084)	(24,860,398)	(5,197,386)	(141,890,592)
Net increase (decrease)	7,123,114	$132,969,987	(443,089)	$(16,049,285)

On August 18, 2021, reverse share splits were announced for each class of the Portfolio, pursuant to which shareholders received one share in exchange for every six shares of the Portfolio.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Note 6. Capital Share Transactions (continued)

The reverse share splits were effective October 15, 2021. The reverse splits reduced the number of outstanding shares of each class of the Portfolio and proportionately increased the net asset value ("NAV") per share of each class of the Portfolio such that the market value of the Portfolio's shares will remain the same. The reverse share splits applied the same ratio to each class of shares of the Portfolio. A reverse share split does not alter the rights or total value of a shareholder's investment in the Portfolio, nor will it be a taxable event for Portfolio investors.

The Capital Share Transactions and Financial Highlights prior to October 15, 2021 for the Portfolio has been adjusted to reflect the reverse share split.

On December 31, 2023, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Class 1	2	82%
Class 2	4	100%

The Portfolio's performance may be negatively impacted in the event one or more of the Portfolio's greater than 5% shareholders were to redeem at a given time. Some of the shareholders may be omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Income Tax Information and Distributions to Shareholders

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid by the Portfolio during the years ended December 31, 2023 and 2022, was as follows:

Ordinary Income
2023	2022
$119,146,084	$111,052,245

The tax basis components of distributable earnings differ from book basis by temporary book/tax differences. These differences are primarily due to differing treatments of Subsidiary adjustments, and premium amortization accruals.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Note 7. Income Tax Information and Distributions to Shareholders (continued)

At December 31, 2023, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss	$(38,553,381)
Undistributed ordinary income	18,695,373
Unrealized depreciation	(1,714,042)
$(21,572,050)

At December 31, 2023, the Portfolio had $11,001,949 of unlimited short-term capital loss carryforwards and $27,551,432 of unlimited long-term capital loss carryforwards available to offset possible future capital gains.

At December 31, 2023, the cost and net unrealized appreciation (depreciation) of investments and derivatives for income tax purposes were as follows:

Cost of Investments	$557,907,107
Unrealized appreciation	$5,202,051
Unrealized depreciation	(6,916,093)
Net unrealized appreciation (depreciation)	$(1,714,042)

To adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of premium amortization adjustments, and Subsidiary cumulative income/loss, paid-in capital was charged $59,264,447 and distributable earnings/loss was credited $59,264,447. Net assets were not affected by this reclassification.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. UBS Merger and Section 9(a) Exemption

On June 12, 2023 (the "Closing Date"), Credit Suisse Group AG ("CS Group") merged with and into UBS Group AG, a global financial services company ("UBS Group"), with UBS Group remaining as the surviving company (the "Transaction"), pursuant to a definitive merger agreement signed on March 19, 2023. CS Group was the ultimate parent company of Credit Suisse, the

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Note 9. UBS Merger and Section 9(a) Exemption (continued)

Portfolio's investment manager. As a result of the Transaction, Credit Suisse is now an indirect wholly-owned subsidiary of UBS Group.

The closing of the Transaction was deemed to result in an assignment of the Portfolio's investment advisory agreement with Credit Suisse (the "Prior Advisory Agreement"), resulting in its automatic termination as of the Closing Date. Prior to the Closing Date, the Board approved a new investment advisory agreement with Credit Suisse (the "New Advisory Agreement"), which was then approved by shareholders at a joint special meeting of shareholders of the Portfolio and the other Credit Suisse funds held on August 24, 2023. In addition, prior to the Closing Date, the Board of the Fund approved an interim investment advisory agreement with Credit Suisse (the "Interim Advisory Agreement"). The Interim Advisory Agreement did not require shareholder approval. The Interim Advisory Agreement took effect upon the Closing Date when the Prior Advisory Agreement was deemed to have terminated, so that Credit Suisse could continue to manage the Portfolio following the Closing Date. The Interim Advisory Agreement terminated upon the shareholder approval of the corresponding New Advisory Agreement. The Interim Advisory Agreement contained the same terms and conditions as the corresponding Prior Advisory Agreement except for the effective and termination dates, the termination and escrow provisions required by Rule 15a-4 under the 1940 Act and certain non-material changes. During the period that the Interim Advisory Agreement was in effect, Credit Suisse's advisory fees were held in an interest-bearing escrow account, pursuant to Rule 15a-4.

In addition, on June 7, 2023, Credit Suisse and certain of its affiliates filed an application (the "Application") for a waiver from disqualification under Section 9(a) of the 1940 Act from serving as investment adviser to registered investment companies, including the Portfolio, in connection with a consent order and final judgment (the "Consent Judgment") filed in New Jersey Superior Court on October 24, 2022. The Consent Judgment was entered against certain of Credit Suisse's affiliates, but did not involve the Portfolio or the services that Credit Suisse and its affiliates provided to the Portfolio. Because Credit Suisse is an affiliate of the entities subject to the Consent Judgment, it could also be subject to disqualification under Section 9(a), despite not being involved in the conduct underlying the Consent Judgment. As requested in the Application, the SEC granted a temporary waiver from Section 9(a) to Credit Suisse and its affiliates, as well as to UBS Group and its affiliates ("UBS"), on June 7, 2023. The temporary waiver became effective on the Closing Date. Credit Suisse and certain of its affiliates also applied for a

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Note 9. UBS Merger and Section 9(a) Exemption (continued)

permanent order, which the SEC granted on July 5, 2023. The permanent order grants (i) a time-limited exemption from Section 9(a) (the "Time-Limited Exemption"), which enables Credit Suisse to provide investment advisory services to the Portfolio until the 12-month anniversary of the Closing Date (by which point such services are anticipated to be transitioned to one or more UBS asset management affiliates), and (ii) a permanent exemption from Section 9(a) for UBS.

No changes to the investment objective, principal investment strategies and policies, principal risks, fundamental and non-fundamental investment policies, or portfolio managers ("Portfolio-specific changes") (other than potential personnel changes outside of Credit Suisse's control) of the Portfolio are currently contemplated as a result of the Transaction or the Time-Limited Exemption. Although no Portfolio-specific changes are currently contemplated as a result of the Transaction, shareholders should note that Credit Suisse is expected to transition the investment advisory services that its currently provides to the Portfolio to one or more registered investment advisers affiliated with UBS on or prior to June 12, 2024 (the "UBS Transition"). In connection with, or following the completion of, the UBS Transition, it is possible that there could be Portfolio-specific changes. In addition, subject to Board approval, one or more Portfolio service providers may change prior to the expiration of the Time-Limited Exemption in connection with the UBS Transition. However, the exact structure and timing of the UBS Transition and Portfolio-specific changes (if any) related to the UBS Transition have not yet been finalized. It is expected that any Portfolio-specific changes related to the UBS Transition will be implemented without shareholder approval except to the extent such approvals are required under the federal securities laws. Shareholders of the Portfolio will be promptly notified of any material Portfolio-specific changes.

On December 13, 2023, the U.S. Securities and Exchange Commission (the "SEC") entered an administrative cease and desist order (the "Order") against Credit Suisse Securities (USA) LLC ("CSSU") and two affiliated Credit Suisse entities (collectively, the "Credit Suisse Entities") alleging in the Order that the Credit Suisse Entities were ineligible to provide underwriting and investment advisory services to registered investment companies, including the Portfolio during the period from October 24, 2022 to June 7, 2023 in violation of Section 9(a) of the 1940 Act as a result of the Consent Judgment. The Consent Judgment did not involve registered investment companies or the services that the Credit Suisse Entities provided to registered investments companies or the Fund. Without admitting or denying the findings in the SEC's Order, the Credit Suisse Entities

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2023

Note 9. UBS Merger and Section 9(a) Exemption (continued)

agreed to pay $10,080,220 in disgorgement, prejudgment interest and civil penalties and agree to cease and desist from committing or causing any violations or any future violations of Section 9(a) of the 1940 Act.

Note 10. Subsequent Events

In preparing the financial statements as of December 31, 2023, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of Credit Suisse Trust — Commodity Return Strategy Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Credit Suisse Trust — Commodity Return Strategy Portfolio and its subsidiary (the "Fund") as of December 31, 2023, the related consolidated statement of operations for the year ended December 31, 2023, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the consolidated financial highlights for each of the periods indicated therein ended on or subsequent to December 31, 2020 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein ended on or subsequent to December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of the Fund as of and for the year ended December 31, 2019 and the consolidated financial highlights for the year ended December 31, 2019 (not presented herein, other than the consolidated financial highlights), prior to the reflection of the reverse stock split as described in Note 6, were audited by other auditors whose report dated February 14, 2020 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

We also have audited the adjustments to the consolidated financial highlights for the year ended December 31, 2019 to reflect the reverse stock split, as described in Note 6. In our opinion, such adjustments are appropriate and have been properly applied. We were not engaged to audit, review, or apply any procedures to the 2019 consolidated financial statements and consolidated financial highlights of the Fund other than with respect to the adjustments and, accordingly, we do not express an opinion or any other form of assurance on the 2019 consolidated financial statements and consolidated financial highlights taken as a whole.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's

Credit Suisse Trust — Commodity Return Strategy Portfolio
Report of Independent Registered Public Accounting Firm

consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/S/PricewaterhouseCoopers LLP
New York, New York
February 15, 2024

We have served as the auditor of one or more investment companies in the Credit Suisse Asset Management, LLC investment complex since 2020.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Shareholder Meeting Results (unaudited)

A Joint Special Meeting of shareholders of Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") was held at Eleven Madison Avenue, New York, NY 10010 on August 24, 2023. The following matter was voted upon by the shareholders of the Portfolio and the results are presented below.

1.  Approval of a new Investment Advisory Agreement:

	Shares	% of Total Shares Outstanding	% of Total Shares Voted
For	27,962,153	87.38%	92.00%
Against	1,171,461	3.66%	3.85%
Abstain	1,260,499	3.94%	4.15%

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Laura A. DeFelice c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1959)	Chair of the Board of Trustees. Trustee, Nominating Committee and Audit Committee Member	Since 2017 and Chair since 2023	Managing Member of Acacia Properties LLC (multi-family and commercial real estate ownership and operation) from 2008 to present; Member Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.	9	Director of the Lyric Opera of Chicago (performing arts) from December 2021 to present.
Samantha Kappagoda c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1968)	Trustee, Nominating Committee Chair and Audit Committee Member	Since 2023	Chief Economist, Risk Economics, Inc. (Economic Analysis) from 2009 to present; Co-Managing Member, Numerati Partners LLC (Research & Development Technology) from 2012 to present; Affiliate of Analysis Group, Inc. (Economic Analysis) from 2023 to present.	9

Director of Girl Scouts of Greater New York (non-profit) from 2014 to present; Visiting Scholar, Courant Institute of Mathematical Sciences, New York University (education) from 2011 to present; Director of Council for Economic Education (nonprofit) from 2014 to 2020; Director of Glynwood Center, Inc. (nonprofit) from 2010 to 2019.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. The Board may determine to extend the terms of Trustees beyond age 75 on a case-by-case basis. Each officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Mahendra R. Gupta c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1956)	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2017	Professor, Washington University in St. Louis from July 1990 to present; Partner, R.J. Mithaiwala (food manufacturing and retail, India) from March 1977 to present; Partner, F.F.B. Corporation (agriculture, India) from March 1977 to present; Partner, RPMG Research Corporation (benchmark research) from July 2001 to present.	9

Director of Caleres Inc. (footwear) from May 2012 to present; Director and Chair of the finance committee at the Foundation of Barnes Jewish Hospital (healthcare) from January 2018 to present; Director of First Bank (finance) from February 2022 to present; Director of ENDI Corporation (finance) from April 2022 to present; Director of The Oasis Institute (not-for-profit) from February 2022 to present; Director of the Consortium for Graduate Study in Management from November 2017 to 2023; Director of Koch Development Corporation (Real Estate Developement) from November 2017 to December 2020; Director of the Guardian Angels of St. Louis (not-for-profit) from July 2015 to December 2021.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. The Board may determine to extend the terms of Trustees beyond age 75 on a case-by-case basis. Each officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Steven N. Rappaport c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1948)	Trustee, Nominating Committee and Audit Committee Member	Trustee since Portfolio Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	9	Director of abrdn Emerging Markets Equity Income Fund, Inc. (a closed-end investment company); Director of abrdn Funds (20 open-end portfolios) from 2016 to 2023.
Interested Trustee
John G. Popp[2] Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1956)	Trustee and Chief Executive Officer and President (2010-2024)	Trustee since 2017	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investments Group; Associated with Credit Suisse or its predecessor since 1997.	9	None.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. The Board may determine to extend the terms of Trustees beyond age 75 on a case-by-case basis. The Board has approved a waiver of the policy with respect to Mr. Rappaport through the calendar year of 2024. Each officer serves until his or her respective successor has been duly elected and qualified.

2 Mr. Popp is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his current position as an officer of Credit Suisse.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
Omar Tariq Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1983)	Chief Executive Officer and President since 2024	Since 2024	Director of Credit Suisse since March 2019; Senior Manager of PricewaterhouseCoopers,LLP from September 2010 to March 2019; Officer of other Credit Suisse Funds.
Brandi Sinkovich Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1979)	Chief Compliance Officer	Since 2023

Director of Credit Suisse since 2023; Vice President and Regulatory Counsel, Exos Financial from 2022 to 2023; Vice President and Compliance Officer, Neuberger Berman from 2019 to 2022; Vice President, Compliance, Goldman Sachs from 2017 to 2019; Associated with Credit Suisse since 2023; Officer of other Credit Suisse Funds.

Lou Anne McInnis Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015

Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Rose Ann Bubloski Credit Suisse Asset Management, LLC Eleven Madison Av New York, New York 10010 (1968)	Chief Financial Officer and Treasurer since 2024	Since 2024	Director and Senior Manager of UBS Asset Management (Americas) Inc. since 2011; Officer of other Credit Suisse Funds.
Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

*  The officers of the Portfolio shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Portfolio's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Portfolio's Forms N-PORT and N-Q are available on the SEC's website at www.sec.gov.

P.O. BOX 219916, KANSAS CITY, MO 64121-9916

877-870-2874 ◼ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  TRCOM-AR-1223

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 13(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2023. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2023.

Item 3. Audit Committee Financial Expert.

The registrant's governing board has determined that it has two audit committee financial experts serving on its audit committee: Laura DeFelice, Mahendra R. Gupta and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

Item 4. Principal Accountant Fees and Services.

a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2022 and December 31, 2023.

	2022	2023
Audit Fees	$54,700	$60,200
Audit-Related Fees[1]	$-	$-
Tax Fees[2]	$4,500	$4,500
All Other Fees	$-	$-
Total	$59,200	$64,700

1 Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($0 for 2022 and $0 for 2023).

2 Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2022 and December 31, 2023.

	2022	2023
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2022	2023
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2022 and December 31, 2023:

	2022	2023
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2022 and December 31, 2023 were $4,500 and $4,500, respectively.

(h) Not Applicable.

(i) Not Applicable.

(j) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 13. Exhibits.

(a)(1)    Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)   The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)    Not applicable.

(b)        The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(other) Iran related activities disclosure requirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE TRUST

/s/ Omar Tariq
Name: Omar Tariq
Title: Chief Executive Officer and President
Date: February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Omar Tariq
Name: Omar Tariq
Title: Chief Executive Officer and President
Date: February 22, 2024

/s/ Rose Ann Bubloski
Name: Rose Ann Bubloski
Title: Chief Financial Officer and Treasurer
Date: February 22, 2024